UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 3, 2024

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	0-11676	22-1463699
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Executive Drive, Suite 300, West Orange, New Jersey	07052
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock ($0.10 par value)	BELFA	Nasdaq Global Select Market
Class B Common Stock ($0.10 par value)	BELFB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.05.  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On August 3, 2024, the Board of Directors of the Company (the "Board") of Bel Fuse Inc. (the "Company") adopted and approved, based on the recommendation of the Audit Committee of the Board, certain amendments to the Company’s Code of Ethics that applies to all directors, officers and employees of the Company (the "Code" or the "Code of Ethics"). The existing Code was refreshed and updated by further enhancing and clarifying the Code’s standards requiring compliance with applicable governmental laws, rules, and regulations as well as Company policies and procedures. The amendments include the addition of express provisions relating to (i) compliance with anti-money laundering laws; (ii) compliance with trade controls and sanctions laws, regulations, and restrictions; (iii) minimizing the risk of counterfeit or non-authentic parts in Bel’s manufacturing processes; and (iv) compliance with conflict minerals laws, regulations, and corresponding Bel policies and procedures.

The foregoing summary of the amendments to the Code is qualified in its entirety by the full text of the amended and restated Code of Ethics, adopted and effective August 3, 2024, which is attached hereto as Exhibit 14.1, and is incorporated herein by reference. The updated Code of Ethics will also be posted in the “Investors” section of the Company’s website, www.belfuse.com, under Corporate Governance as soon as practicable.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

14.1   Bel Fuse Inc. Code of Ethics.
104   Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2024	BEL FUSE INC.
(Registrant)

By:	/s/Daniel Bernstein
Daniel Bernstein
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

14.1	Bel Fuse Inc. Code of Ethics.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)